Exhibit 4.2

                                   GUARANTEE

                 The undersigned (the "Guarantors") have unconditionally guaranteed, jointly and severally (such guarantee by each Guarantor being referred to herein as the "Guarantee") (i) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal and interest, if any, on the Notes, to the extent lawful, and the due and punctual performance of all other obligations of the Issuer to the Holders or the Trustee all in accordance with the terms set forth in
Article 5 of the Supplemental Indenture and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

                 No past, present or future stockholder, officer, director, employee or incorporator, as such, of any of the Guarantors shall have any liability under the Guarantee by reason of such person's status as stockholder, officer, director, employee or incorporator. Each Holder of a Note by accepting a Note waives and releases all such liability. This waiver and release are part of the consideration for the issuance of the Guarantees.

                 Each Holder of a Note by accepting a Note agrees that any Guarantor named below shall have no further liability with respect to its Guarantee if such Guarantor otherwise ceases to be liable in respect of its Guarantee in accordance with the terms of the Indenture.

                 The Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Notes upon which the Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

                                           HOVNANIAN ENTERPRISES, INC.
                                           K. HOVNANIAN AT HOPEWELL ILL, INC.
                                           RECREATIONAL DEVELOPMENT CORP.,
                                                   INC.
                                           PINE BROOK COMPANY, INC.
                                           K. HOVNANIAN AT BEDMINSTER, INC.
                                           K. HOVNANIAN AT THE BLUFF, INC.
                                           K. HOVNANIAN AT ATLANTIC CITY, INC.
                                           HOVNANIAN PROPERTIES OF ATLANTIC
                                                   COUNTY, INC.
                                           MONTEGO BAY I ACQUISITION CORP.,
                                                   INC.
                                           PIKE UTILITIES, INC.
                                           ARROW PROPERTIES, INC.

                                           K. HOVNANIAN REAL ESTATE
                                                   INVESTMENT, INC.
                                           HOVNANIAN TEXAS, INC.
                                           LANDARAMA, INC.
                                           TROPICAL SERVICE BUILDERS, INC.
                                           HOVNANIAN PENNSYLVANIA, INC.
                                           K. HOVNANIAN PROPERTIES OF NORTH
                                                   BRUNSWICK V, INC.
                                           K. HOVNANIAN AT MAHWAH VIII, INC.
                                           K. HOVNANIAN AT WALL TOWNSHIP IV,
                                                   INC.
                                           K. HOVNANIAN AT MONTVILLE, INC.
                                           HOVNANIAN OF PALM BEACH, INC.
                                           K. HOVNANIAN COMPANIES OF FLORIDA,
                                                   INC.
                                           K. HOVNANIAN AT FREEHOLD TOWNSHIP,
                                                   INC.
                                           HOVNANIAN PROPERTIES OF LAKE WORTH,
                                                   INC.
                                           K. HOVNANIAN COMPANIES OF PENNSYL-
                                                   VANIA, INC.
                                           K. HOVNANIAN PROPERTIES OF
                                                   HAMILTON, INC.
                                           K. HOVNANIAN AT SCOTCH PLAINS, INC.
                                           K. HOVNANIAN AT WAYNE IV, INC.
                                           HOVNANIAN DEVELOPMENTS OF FLORIDA,
                                                   INC.
                                           MONTEGO BAY II ACQUISITION CORP.,
                                                   INC.
                                           HOVNANIAN OF PALM BEACH VII, INC.
                                           K. HOVNANIAN AT WALL TOWNSHIP II,
                                                   INC.
                                           K. HOVNANIAN ENTERPRISES, INC.
                                           HOVNANIAN OF PALM BEACH IX, INC.
                                           HOVNANIAN AT TARPON LAKES I, INC.
                                           K. HOVNANIAN COMPANIES NORTHEAST,
                                                   INC.
                                           KINGS GRANT EVESHAM CORP.
                                           K. HOVNANIAN AT MANALAPAN, INC.
                                           K. HOVNANIAN AT WALL TOWNSHIP, INC.
                                           K. HOVNANIAN AT EAST BRUNSWICK VII,
                                                   INC.
                                           K. HOVNANIAN COMPANIES OF CENTRAL
                                                   JERSEY, INC.
                                           HOVNANIAN OF PALM BEACH XI, INC.
                                           K. HOVNANIAN AT SOUTH BRUNSWICK II,
                                                   INC.

                                           K. HOVNANIAN AT LAWRENCE SQUARE,
                                                   INC.
                                           K. HOVNANIAN AT TARPON LAKES III,
                                                   INC.
                                           K. HOVNANIAN AT HORIZON HEIGHTS,
                                                   INC.
                                           K. HOVNANIAN AT RESERVOIR RIDGE,
                                                   INC.
                                           K. HOVNANIAN AT JERSEY CITY I, INC.
                                           K. HOVNANIAN INVESTMENT PROPERTIES
                                                   OF NEW JERSEY, INC.
                                           K. HOVNANIAN AT FT. MYERS I, INC.
                                           K. HOVNANIAN AT HOWELL TOWNSHIP II,
                                                   INC.
                                           K. HOVNANIAN AT KLOCKNER FARMS,
                                                   INC.
                                           K. HOVNANIAN AT JENSEN BEACH, INC.
                                           MOLLY PITCHER CONSTRUCTION CO.,
                                                   INC.
                                           K. HOVNANIAN AT MAHWAH VII, INC.
                                           K. HOVNANIAN AT WAYNE III, INC.
                                           K. HOVNANIAN PROPERTIES OF EAST
                                                   BRUNSWICK II, INC.
                                           K. HOVNANIAN AT KINGS GRANT I, INC.
                                           THE NEW FORTIS CORPORATION
                                           K. HOVNANIAN AT CLARKSTOWN, INC.
                                           K. HOVNANIAN COMPANIES OF NEW YORK,
                                                   INC.
                                           K. HOVNANIAN DEVELOPMENTS OF NEW
                                                   YORK, INC.
                                           DRYER ASSOCIATES, INC.
                                           K. HOVNANIAN AT PASCO I, INC.
                                           K. HOVNANIAN AT LAKEWOOD, INC.
                                           K. HOVNANIAN AT MARTIN DOWNS II,
                                                   INC.
                                           K. HOVNANIAN AVIATION, INC.
                                           K. HOVNANIAN INVESTMENT PROPERTIES,
                                                   INC.
                                           K. HOVNANIAN AT FT. MYERS II, INC.
                                           K. HOVNANIAN AT BERNARDS II, INC.
                                           K. HOVNANIAN AT SOUTH BRUNSWICK
                                                   III, INC.
                                           MINERVA GROUP, INC.
                                           K. HOVNANIAN DEVELOPMENTS OF NEW
                                                   JERSEY, INC.
                                           K. HOVNANIAN AT BRIDGEWATER V, INC.

                                           K. HOVNANIAN AT NORTH BRUNSWICK II,
                                                   INC.
                                           K. HOVNANIAN AT WASHINGTONVILLE,
                                                   INC.
                                           K. HOVNANIAN AT PEEKSKILL, INC.
                                           K. HOVNANIAN AT NEWARK I, INC.
                                           K. HOVNANIAN AT CARMEL, INC.
                                           K. HOVNANIAN AT EAST WINDSOR I,
                                                   INC.
                                           PARTHENON GROUP, INC.
                                           K. HOVNANIAN AT MARLBORO TOWNSHIP
                                                   II, INC.
                                           K. HOVNANIAN AT SOMERSET III, INC.
                                           R.C.K. COMMUNITY MANAGEMENT CO.,
                                                   INC.
                                           K. HOVNANIAN AT MONTCLAIR, NJ, INC.
                                           K. HOVNANIAN AT EAST BRUNSWICK VI,
                                                   INC.
                                           K. HOVNANIAN AT HACKETTSTOWN, INC.
                                           K. HOVNANIAN COMPANIES OF NORTH
                                                   CAROLINA, INC.
                                           K. HOVNANIAN AT MONTVILLE II, INC.
                                           K. HOVNANIAN AT WALL TOWNSHIP VII,
                                                   INC.
                                           K. HOVNANIAN AT BRIDGEWATER II,
                                                   INC.
                                           K. HOVNANIAN AT MERRIMACK, INC.
                                           K. HOVNANIAN AT BERNARDS III, INC.
                                           EASTERN NATIONAL TITLE INSURANCE
                                                   AGENCY, INC.
                                           K. HOVNANIAN AT WAYNE V, INC.
                                           K. HOVNANIAN AT PASCO II, INC.
                                           K. HOVNANIAN AT DELRAY BEACH II,
                                                   INC.
                                           K. HOVNANIAN AT BRANCHBURG I, INC.
                                           K. HOVNANIAN AT PLAINSBORO II, INC.
                                           K. HOVNANIAN AT NORTHERN
                                                   WESTCHESTER, INC.
                                           K. HOVNANIAN AT MARLBORO TOWNSHIP,
                                                   INC.
                                           K. HOVNANIAN AT WEST ORANGE, INC.
                                           EASTERN TITLE AGENCY, INC.
                                           K. HOVNANIAN PROPERTIES OF
                                                   FRANKLIN, INC.
                                           K. HOVNANIAN AT MAHWAH II, INC.
                                           NEW ENGLAND COMMUNITY MANAGEMENT
                                                   COMPANY, INC.

                                           K. HOVNANIAN AT HOWELL TOWNSHIP,
                                                   INC.
                                           K. HOVNANIAN AT SOUTH BRUNSWICK IV,
                                                   INC.
                                           K. HOVNANIAN AT WALL TOWNSHIP VI,
                                                   INC.
                                           K. HOVNANIAN PROPERTIES OF
                                                   PISCATAWAY, INC.
                                           K. HOVNANIAN AT MAHWAH V, INC.
                                           K. HOVNANIAN AT MERRIMACK II, INC.
                                           K. HOVNANIAN AT NEWARK URBAN
                                           RENEWAL CORPORATION I
                                           K. HOVNANIAN AT LAWRENCE GROVE,
                                                   INC.
                                           K. HOVNANIAN AT CEDAR GROVE I, INC.
                                           K. HOVNANIAN AT CEDAR GROVE II,
                                                   INC.
                                           K. HOVNANIAN AT NORTH BRUNSWICK
                                                   III, INC.
                                           K. HOVNANIAN AT JERSEY CITY II,
                                                   INC.
                                           K. HOVNANIAN AT BURLINGTON, INC.
                                           K. HOVNANIAN AT SOUTH BRUNSWICK V,
                                                   INC.
                                           K. HOVNANIAN AT HALF MOON BAY, INC.
                                           K. HOVNANIAN AT JACKSONVILLE II,
                                                   INC.
                                           K. HOVNANIAN AT BRANCHBURG II, INC.
                                           K. HOVNANIAN AT EMBASSY LAKES, INC.
                                           K. HOVNANIAN AT THE RESERVE AT
                                                   MEDFORD, INC.
                                           K. HOVNANIAN AT BRANCHBURG III,
                                                   INC.
                                           K. HOVNANIAN AT LOWER SAUCON, INC.
                                           JERSEY CITY DANFORTH CSO, INC.
                                           K. HOVNANIAN AT EAST WINDSOR II,
                                                   INC.
                                           K. HOVNANIAN AT MARLBORO TOWNSHIP
                                                   III, INC.
                                           K. HOVNANIAN AT NEWARK URBAN
                                           RENEWAL CORP. III, INC.
                                           K. HOVNANIAN AT SOMERSET VIII, INC.
                                           K. HOVNANIAN AT READINGTON, INC.
                                           K. HOVNANIAN AT HOPEWELL I, INC.
                                           K. HOVNANIAN AT NEWARK URBAN
                                           RENEWAL CORP. IV, INC.
                                           K. HOVNANIAN AT NEWARK URBAN

                                           RENEWAL CORP. V, INC.
                                           K. HOVNANIAN AT PLAINSBORO III,
                                                   INC.
                                           K. HOVNANIAN AT MAHWAH IV, INC.
                                           K. HOVNANIAN AT POMPANO BEACH, INC.
                                           K. HOVNANIAN AT JERSEY CITY III,
                                                   INC.
                                           K. HOVNANIAN PROPERTIES OF
                                           NEWARK URBAN RENEWAL
                                                   CORPORATION, INC.
                                           K. HOVNANIAN AT NORTH BRUNSWICK IV,
                                                   INC.
                                           K. HOVNANIAN AT BRIDGEWATER IV,
                                                   INC.
                                           K. HOVNANIAN AT SOUTH BRUNSWICK,
                                                   INC.
                                           K. HOVNANIAN AT PERKIOMEN I, INC.
                                           K. HOVNANIAN AT VALLEYBROOK, INC.
                                           K. HOVNANIAN AT OCEAN TOWNSHIP,
                                                   INC.
                                           K. HOVNANIAN AT PLAINSBORO I, INC.
                                           K. HOVNANIAN REAL ESTATE OF
                                                   FLORIDA, INC.
                                           WESTERN FINANCIAL SERVICES, INC.
                                           K. HOVNANIAN AT WAYNE, INC.
                                           K. HOVNANIAN PROPERTIES OF RED
                                                   BANK, INC.
                                           K. HOVNANIAN AT HANOVER, INC.
                                           K. HOVNANIAN AT LAKE CHARLESTON,
                                                   INC.
                                           NEW K. HOVNANIAN DEVELOPMENTS OF
                                                   FLORIDA, INC.
                                           K. HOVNANIAN COMPANIES OF METRO
                                                   WASHINGTON, INC.
                                           K. HOVNANIAN AT MONTGOMERY I, INC.
                                           EXC, INC.
                                           K. HOVNANIAN DEVELOPMENTS OF METRO
                                                   WASHINGTON, INC.
                                           K. HOVNANIAN AT ASHBURN VILLAGE,
                                                   INC.
                                           K. HOVNANIAN AT WOODMONT, INC.
                                           K. HOVNANIAN AT FAIRWAY VIEWS, INC.
                                           K. HOVNANIAN AT CAROLINA COUNTRY
                                                   CLUB I, INC.
                                           K. HOVNANIAN AT CHAPEL TRAIL, INC.
                                           K. HOVNANIAN TREASURE COAST, INC.
                                           K. HOVNANIAN AT UPPER MERION, INC.

                                           K. HOVNANIAN AT MAHWAH VI, INC.
                                           K. HOVNANIAN AT MEDFORD I, INC.
                                           K. HOV INTERNATIONAL, INC.
                                           K. HOVNANIAN AT MONTCLAIR, INC.
                                           K. HOVNANIAN AT BULL RUN, INC.
                                           K. HOVNANIAN AT SULLY STATION, INC.
                                           K. HOVNANIAN AT SPRING RIDGE, INC.
                                           K. HOVNANIAN MARINE, INC.
                                           K. HOVNANIAN AT RIVER OAKS, INC.
                                           K. HOVNANIAN AT HOLLY CREST, INC.
                                           K. HOVNANIAN PROPERTIES OF ROUTE
                                                   35, INC.
                                           STONEBROOK HOMES, INC.
                                           K. HOVNANIAN AT WINSTON TRAILS,
                                                   INC.
                                           K. HOVNANIAN AT LAKES OF BOCA
                                                   RATON, INC.
                                           K. HOVNANIAN AT LAKE CHARLESTON II,
                                                   INC.
                                           K. HOVNANIAN AT LAKE CHARLESTON
                                                   III, INC.
                                           K. HOVNANIAN AT BRIDGEWATER VI,
                                                   INC.
                                           KHIPE, INC.
                                           K. HOVNANIAN AT FAIR LAKES, INC.
                                           K. HOVNANIAN AT CAROLINA COUNTRY
                                                   CLUB II, INC.
                                           K. HOVNANIAN AT VALLEYBROOK II,
                                                   INC.
                                           K. HOVNANIAN AT PARK RIDGE, INC.
                                           K. HOVNANIAN AT BELMONT, INC.
                                           K. HOVNANIAN AT WINSTON TRAILS II,
                                                   INC.
                                           K. HOVNANIAN FAIR LAKES GLEN, INC.
                                           K. HOVNANIAN AT PEMBROKE SHORES,
                                                   INC.
                                           K. HOVNANIAN AT CAROLINA COUNTRY
                                                   CLUB III, INC.
                                           GOVERNOR'S ABSTRACT CO., INC.
                                           K. HOVNANIAN AT COCONUT CREEK, INC.
                                           K. HOVNANIAN AT POLO TRACE, INC.
                                           FOUNDERS TITLE AGENCY, INC.
                                           K. HOVNANIAN AT BERNARDS IV, INC.
                                           K. HOVNANIAN AT PERKIOMEN II, INC.
                                           K. HOVNANIAN AT WAYNE II, INC.
                                           K. HOVNANIAN AT UPPER MAKEFIELD I,
                                                   INC.

                                           K. HOVNANIAN COMPANIES OF
                                           CALIFORNIA, INC.
                                           K. HOVNANIAN AT TERRAZA, INC.
                                           K. HOVNANIAN DEVELOPMENTS OF
                                           CALIFORNIA, INC.
                                           KHC ACQUISITION, INC.
                                           K. HOVNANIAN AT STUART ROAD, INC.
                                           K. HOVNANIAN AT HIGHLAND VINEYARDS,
                                                   INC.
                                           K. HOVNANIAN AT BALLANTRAE, INC.
                                           BALLANTRAE HOME SALES, INC.
                                           K. HOVNANIAN COMPANIES AT WILDROSE,
                                                   INC.
                                           K. HOVNANIAN AT GREENBROOK, INC.
                                           K. HOVNANIAN AT HUNTER ESTATES,
                                                   INC.
                                           K. HOVNANIAN AT CARMEL DEL MAR,
                                                   INC.
                                           K. HOVNANIAN AT VAIL RANCH, INC.
                                           K. HOVNANIAN AT PRINCETON, INC.
                                           K. HOVNANIAN AT RARITAN I, INC.
                                           K. HOVNANIAN AT CALABRIA, INC.
                                           K. HOVNANIAN AT SENECA CROSSING,
                                                   INC.
                                           K. HOVNANIAN COMPANIES OF
                                                   MARYLAND, INC.
                                           K. HOVNANIAN DEVELOPMENTS OF
                                                   MARYLAND, INC.
                                           K. HOVNANIAN AT EXETER HILLS, INC.
                                           K. HOVNANIAN FLORIDA REGION, INC.
                                           K. HOVNANIAN SOUTHEAST FLORIDA,
                                                   INC.
                                           K. HOVNANIAN AT BERLIN, INC.
                                           K. HOVNANIAN AT EAST BRUNSWICK VI,
                                                   INC.
                                           K. HOVNANIAN AT BEDMINSTER II, INC.
                                           K. HOVNANIAN AT INVERRARY I, INC.
                                           K. HOVNANIAN AT MAHWAH IX, INC.
                                           K. HOVNANIAN AT NORTHLAKE, INC.
                                           K. HOVNANIAN AT HOPEWELL IV, INC.
                                           K. HOVNANIAN AT LOCUST GROVE I,
                                                   INC.
                                           K. HOVNANIAN AT CASTILE, INC.
                                           K. HOVNANIAN AT TIERRASANTA, INC.
                                           K. HOVNANIAN AT PRESTON, INC.
                                           K. HOVNANIAN AT BERNARDS III, INC.
                                           K. HOVNANIAN AT WAYNE VI, INC.

                                           K. HOVNANIAN PROPERTIES OF NORTH
                                                   CENTER DRIVE, INC.
                                           BALLANTRAE DEVELOPMENT CORP.
                                           K. HOVNANIAN AT LA TROVATA, INC.
                                           K. HOVNANIAN AT RANCHO
                                                   CRISTIANITOS, INC.
                                           K. HOVNANIAN AT TANNERY HILL, INC.
                                           K. HOVNANIAN PROPERTIES OF
                                                   N.B.THEATRE, INC.
                                           K. HOVNANIAN AT CRYSTAL SPRINGS,
                                                   INC.
                                           K. HOVNANIAN AT THE CEDARS, INC.
                                           K. HOVNANIAN CONSTRUCTION
                                                   MANAGEMENT, INC.
                                           K. HOVNANIAN ACQUISITIONS, INC.
                                           K. HOVNANIAN AT BURLINGTON II, INC.
                                           K. HOVNANIAN AT BURLINGTON III,
                                                   INC.
                                           K. HOVNANIAN AT BALLANTRAE ESTATES,
                                                   INC.
                                           K. HOVNANIAN AT SMITHVILLE, INC.
                                           K. HOVNANIAN AT JEFFERSON, INC.
                                           K. HOVNANIAN AT UPPER FREEHOLD
                                                   TOWNSHIP I, INC.
                                           K. HOVNANIAN AT HERSHEY'S MILL,
                                                   INC.
                                           K. HOVNANIAN AT DOMINION RIDGE,
                                                   INC.
                                           K. HOVNANIAN AT PORT IMPERIAL
                                                   NORTH, INC.
                                           K. HOVNANIAN AT UNION TOWNSHIP I,
                                                   INC.
                                           K. HOVNANIAN AT EAST BRUNSWICK
                                                   VIII, INC.
                                           K. HOVNANIAN AT MANALAPAN II, INC.
                                           K. HOVNANIAN AT HOPEWELL V, INC.
                                           K. HOVNANIAN AT HOPEWELL VI, INC.
                                           K. HOVNANIAN AT CAMERON CHASE, INC.
                                           K. HOVNANIAN AT THORNBURY, INC.
                                           K. HOVNANIAN AT WAYNE VII, INC.
                                           K. HOVNANIAN SCOTCH PLAINS II, INC.
                                           K. HOVNANIAN AT MARLBORO TOWNSHIP
                                                   IV, INC.
                                           K. HOVNANIAN PORT IMPERIAL URBAN
                                                   RENEWAL, INC.
                                           K. HOVNANIAN AT EAST WHITELAND I,
                                                   INC.

                                           K. HOVNANIAN AT STONEGATE, INC.
                                           K. HOVNANIAN AT CRESTLINE, INC.
                                           K. HOVNANIAN AT SAN SEVAINE, INC.
                                           K. HOVNANIAN AT SYCAMORE, INC.
                                           K. HOVNANIAN COMPANIES OF SOUTHERN
                                                   CALIFORNIA, INC.
                                           K. HOVNANIAN AT SMITHVILLE II, INC.
                                           K. HOVNANIAN AT STONY POINT, INC.
                                           K. HOVNANIAN AT STONE CANYON, INC.
                                           K. HOVNANIAN AT TUXEDO, INC.
                                           K. HOVNANIAN AT BRIDGEPORT, INC.
                                           K. HOVNANIAN AT SARATOGA, INC.
                                           K. HOVNANIAN AT CHAPARRAL, INC.
                                           K. HOVNANIAN AT OCEAN WALK, INC.
                                           K. HOVNANIAN AT LOWER SAUGON II,
                                                   INC.
                                           K. HOVNANIAN AT STONEGATE, INC.
                                           K. HOVNANIAN AT BARRINGTON, INC.
                                           K. HOVNANIAN AT HAMPTON OAKS, INC.
                                           K. HOVNANIAN AT P.C. HOMES, INC.
                                           K. HOVNANIAN AT P.C. PROPERTIES,
                                                   INC.
                                           K. HOVNANIAN AT SUMMERWOOD, INC.
                                           K. HOVNANIAN AT THE GLEN
                                           K. HOVNANIAN'S FOUR SEASONS OF THE
                                                   PALM BEACHES, INC.
                                           K. HOVNANIAN AT WALL TOWNSHIP VIII,
                                                   INC.
                                           K. HOVNANIAN AT NORTH JERSEY ACQUI-
                                                   SITION, L.L.C.
                                           K. HOVNANIAN CENTRAL ACQUISITION,
                                                   L.L.C.
                                           K. HOVNANIAN SHORE ACQUISITION,
                                                   L.L.C.
                                           K. HOVNANIAN SOUTH JERSEY
                                                   ACQUISITION, L.L.C.
                                           K. HOVNANIAN AT MANSFIELD I, L.L.C.
                                           K. HOVNANIAN AT MANSFIELD II,
                                                   L.L.C.
                                           K. HOVNANIAN NORTH CENTRAL
                                                   ACQUISITION, L.L.C.
                                           K. HOVNANIAN AT WAYNE VIII, L.L.C.
                                           K. HOVNANIAN AT BERNARDS V, L.L.C.
                                           K. HOVNANIAN AT WANAQUE, L.L.C.
                                           K. HOVNANIAN AT CHESTER I, L.L.C.
                                           K. HOVNANIAN AT WINCHESTER, L.L.C.
                                           K. HOVNANIAN AT MIDDLETOWN, L.L.C.

                                           K. HOVNANIAN'S FOUR SEASONS, L.L.C.
                                           K. HOVNANIAN AT MENIFEE, L.L.C.
                                           K. HOVNANIAN AT NORTH BRUNSWICK VI,
                                                   L.L.C.
                                           K. HOVNANIAN AT CARMEL VILLAGE,
                                                   L.L.C.
                                           K. HOVNANIAN AT LAWRENCE, L.L.C.
                                           K. HOVNANIAN AT BLUE HERON PINES,
                                                   L.L.C.
                                           K. HOVNANIAN AT JACKSON, L.L.C.
                                           K. HOVNANIAN AT ROLAND HEIGHTS,
                                                   L.L.C.
                                           K. HOVNANIAN AT BERKELEY, L.L.C.
                                           K. HOVNANIAN AT KING FARM, L.L.C.
                                           K. HOVNANIAN AT SOUTH BANK, L.L.C.
                                           K. HOVNANIAN AT PRINCE WILLIAM,
                                                   L.L.C.
                                           K. HOVNANIAN AT LAKE TERRAPIN,
                                                   L.L.C.


                                           By: /s/ J. Larry Sorsby
                                               __________________________
                                           Title: Treasurer and Chief Financial
                                                   Officer